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                                   EXHIBIT 24

                                POWER OF ATTORNEY


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                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of Mykrolis Corporation (the "Corporation"), do hereby constitute and appoint C. William Zadel, Jean-Marc Pandraud, Bertrand Loy and Peter W. Walcott and each of them individually, their true and lawful attorneys and agents to execute on behalf of the Corporation the Form 10-K Annual Report of the Corporation for the fiscal year ended December 31, 2001, and all such amendments or additional instruments related thereto which such attorneys and agents may deem to be necessary and desirable to enable the Corporation to comply with the requirements of the Securities Exchange Act of 1934, as amended, and any regulations, orders, or other requirements of the United States Securities and Exchange Commission thereunder in connection with the preparation and filing of said documents, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such Directors and Officers on his behalf, as such Director or Officer, as indicated below to the said Form 10-K Annual Report or documents filed or to be filed as a part of or in connection with such Form 10-K Annual Report; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                                   TITLE                    DATE

   /s/ C. WILLIAM ZADEL           Chairman, Chief Executive    February 7, 2002
--------------------------         Officer and Director
     C. William Zadel


  /s/  MICHAEL A. BRADLEY         Director                     February 7, 2002
--------------------------
     Michael A. Bradley


  /s/  ROBERT E. CALDWELL         Director                     February 7, 2002
--------------------------
    Robert E. Caldwell


 /s/  MICHAEL P.C. CARNS          Director                     February 7, 2002
--------------------------
    Michael P.C. Carns


 /s/ DANIEL W. CHRISTMAN          Director                     February 7, 2002
--------------------------
   Daniel W. Christman


 /s/   THOMAS O. PYLE             Director                     February 7, 2002
--------------------------
     Thomas O. Pyle